UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2017

LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.425) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of August 18, 2017, the Board of Directors of Ligand Pharmaceuticals Incorporated (the “Company”) appointed Nancy Ryan Gray, Ph.D. to the Company’s Board of Directors. The appointment was made based upon the recommendation of the Nominating and Corporate Governance Committee of the Company’s Board of Directors.
Dr. Gray, 58, has acted as the President and CEO of Gordon Research Conferences, a nonprofit organization focused on organizing international scientific conferences, since 2003. From December 1997 until August 2003 she served as the Director of Membership for the American Chemical Society. Prior to that, Dr. Gray worked as a Senior Research Scientist at Exxon/Mobil Research and Engineering, a subsidiary of Exxon Mobil Corporation focused on researching oil and gas. Dr. Gray received her B.S. in Chemistry from the University of Notre Dame in 1981 and her Ph.D. in Fuel Science from The Pennsylvania State University in 1985.
In connection with her appointment to the Board, pursuant to the Company’s independent director compensation policy, Dr. Gray has been granted restricted stock units representing 913 shares of the Company’s common stock and options to purchase 3,452 shares of the Company’s common stock. The options have an exercise price per share equal to $126.26, the fair market value of the Company’s common stock on the date of grant. The foregoing awards will vest in three equal annual installments on each of the first three anniversaries following the date of grant. Dr. Gray will also receive cash compensation for her service on the Board in accordance with the Company’s independent director compensation policy, as such policy may be amended from time to time.
There are no arrangements or understandings between Dr. Gray and any other person pursuant to which she was selected to serve on the Board of Directors. There are no transactions in which the Company or any of its subsidiaries is a party and in which Dr. Gray has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure
On August 21, 2017, the Company issued a press release relating to the appointment of Dr. Gray to the Company’s Board of Directors. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Note: Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated August 21, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: August 21, 2017	By:	/s/ Charles Berkam
	Name: Title:	Charles Berkman Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 21, 2017.